Company Presentation March 2019 Exhibit 99.1

Disclaimer This presentation contains forward-looking statements within the meaning of the US Private Securities Litigation Reform Act of 1995. The forward looking statements involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans and objectives of management and expected market growth are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such statements include, but are not limited to, statements about regulatory approvals, clinical trial timing and plans, the achievement of clinical and commercial milestones, future financial and operating results, business strategies, market opportunities, financing, and other statements that are not historical facts. Our product candidates and related technologies are novel approaches to cancer treatment that present significant challenges. Actual results may differ materially from those indicated by such forward-looking statements as a result of various factors, including but not limited to: risks associated with the Company's development work, including any delays or changes to the timing, cost and success of our product development activities and clinical trials including if we encounter difficulties enrolling patients in our clinical trials; the risks of delays in FDA and/or EU approval of our drug candidates or failure to receive approval; the risks related to commercializing any approved new pharmaceutical product including the rate and degree of market acceptance of our product candidates; development of our sales and marketing capabilities and risks associated with failure to obtain sufficient reimbursement for our products; our inability to enter into collaboration or alliances with partners; risks associated with protection of our intellectual property rights; and other risks and uncertainties affecting the Company including those described in the "Risk Factors" section included in the Company’s Registration Statement on Form S-1 declared effective by the SEC on 20 September, 2018 and in the Company’s other SEC filings. Any forward-looking statements contained in this presentation speak only as of the date hereof, and the Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. This presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties or us. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. All of the market data used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. While we believe these industry publications and third-party research, surveys and studies are reliable, we have not independently verified such data. The industry in which we operate is subject to a high degree of uncertainty, change and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. 2

Our mission is to become the world leader in developing better and safer antibody-based pediatric oncology products addressing clear unmet medical needs 3 Our Mission

4 Investment Highlights Two pivotal-stage candidates - naxitamab and omburtamab - with Breakthrough Therapy Designation Late-stage, de-risked programs: 2 potential BLA submissions in 2019 - Plan for US commercialization, if approved Potential to expand into other indications – studies ongoing First Differentiated BsAb product candidate in Phase I/II Worldwide rights to our current product candidates

Study Indication/Treatment Pre-clinical Phase 1 Phase 2 Phase 3/ Registration Next Milestone Naxitamab GD2 201 Relapsed/Refractory High-Risk Neuroblastoma (Pediatric) 2019-BLA Submission 12-230 Relapsed/Refractory High-Risk Neuroblastoma (Pediatric) 16-1643 Front-Line High-Risk Neuroblastoma (Pediatric) 15-096 Relapsed Second-Line Osteosarcoma 17-251 Chemoimmunotherapy for Relapsed/Refractory High-Risk Neuroblastoma Omburtamab B7-H3 101 CNS/Leptomeningeal Metastases from Neuroblastoma (Pediatric) (131I) 2019-BLA Submission 03-133 Intrathecal Immunotherapy for CNS/Leptomeningeal Metastases (131I) 11-011 Diffuse Intrinsic Pontine Glioma (Pediatric) (124I) 09-090 Desmoplastic Small Round Cell Tumor (Pediatric) (131I) huGD2-BsAb GD2xCD3 18-034 Refractory GD2-Positive Solid Tumors Ongoing pivotal Phase 2 trial Ongoing Phase 1 trial Ongoing pivotal Phase 2 trial Ongoing Phase 2 trial Ongoing Phase 2 trial Ongoing Phase 2 trial Ongoing Phase 1 trial Ongoing Phase 1 trial Broad and Advanced Clinical Product Pipeline 5 Ongoing Phase 1 trial Ongoing Phase 1 trial

Broad Preclinical and Research Pipeline 6 Plus a bi-valent ganglioside-based neuroblastoma vaccine candidate and a number of non-disclosed BsAb constructs Product Candidate Target Indication/Treatment Next Anticipated Milestone Omburtamab-DTPA B7-H3 B7-H3 Positive CNS/Leptomeningeal Solid Tumors IND 2019 huCD33-BsAb CD33xCD3 Hematological Cancers Expressing CD33 IND 2020

Recent Achievements and Upcoming Milestones 7 Recent Achievements Upcoming Milestones Achieved 3 RPDDs and 5 ODDs (3 FDA and 2 EMA) Omburtamab granted BTD by the FDA in May 2017 Naxitamab granted BTD by the FDA in August 2018 Closed $110mm IPO in September 2018 First bispecific IND approved in December 2018 Naxitamab R/R High-Risk NB BLA submission Omburtamab CNS/LM from NB BLA submission Omburtamab-DTPA IND Filing 2017 2018 2019

Significant Commercialization Advantages Commercial Opportunity: De-Risked Base Case Plus Upside Initial Commercial Opportunity Candidate Indication Patient Population Anticipated Annual Addressable Cases Existing Competition U.S. EU Total Naxitamab High-Risk R/R NB 700 1,050 1,750 ~675 Relapsed Osteosarcoma 1,000 1,500 2,500 ~300 Frontline NB 700 1,050 1,750 ~960 Omburtamab CNS/LM from NB 700 1,050 1,750 ~200 DIPG 300 450 750 ~750 DSRCT 100 150 250 ~160 (1) Limitations of dinutuximab are longer infusion times (10-20 hours vs. 30 minutes), more frequent dosing and severe pain as the most common side effect. 8 B7-H3+ CNS/LM from Solid Tumors 30,000 Patients in US and Europe combined GD2+ Adult Solid Tumors >200,000 U.S. Patients Powerful partnership with leading treatment center Small number of treatment centers Very small sales infrastructure

Naxitamab: Anti-GD2 Antibody Neuroblastoma and Osteosarcoma

Pivotal Stage Candidate: Naxitamab (Targets GD2)

Clinical	Regulatory	Commercial
In development for R/R high-risk NB	Studies 12-230 and 201 to form basis of BLA submission, expected in 2019:	No FDA approved therapies for R/R high risk NB
Study 12-230: Achieved ORR of 57% in 23 pediatric patients in Phase 1 and 53% ORR in 38 patients in Phase 2	Pending comparability, data from 12-230 and 201 may be pooled	Modest toxicity vs. other GD2 targeting antibodies
Study 201: Single-arm multi-center study using cGMP manufactured naxitamab; expected to enroll 37 patients	May qualify for accelerated approval if 30% ORR with minimum 12-week DoR	Shorter infusion time of ~30 minutes in an outpatient setting vs. 10-20 hours with hospitalization of several days for others; may decrease need for pain medication
Administered to >**200** patients to date	Orphan Drug, Breakthrough Therapy and Rare Pediatric Disease Designation(1)	Plan for US commercialization, if approved

Also being evaluated in (i) a Phase 2 study in front-line (Study 16-1643), (ii) in a Phase 1 pilot combo study with chemo (17-251) for refractory NB patients with soft tissue disease, and (iii) with GM-CSF in a Phase 2 study (15-096) in 2nd line relapse osteosarcoma

(1) Indicates eligibility for a Priority Review Voucher, or PRV, on approval.

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Phase 1 (Dose escalation) Phase 2 (Fixed dose – 9mg/kg per week) 11 123I-MIBG scans before and after naxitamab and GM-CSF treatment (1) Patients and Efficacy Patient group CR/PR Primary refractory (n = 11) 8 (73%) Secondary refractory (n = 12) 5 (42%) All patients with non-PD (n = 23) 13 (57%) Although not every patient will experience similar results, we believe these scans are indicative of a patient that has responded favorably to naxitamab and GM-CSF treatment. Naxitamab: Clinical Overview – Study 12-230 Results Patients and Efficacy Patient group CR/PR Primary Refractory response rate: (n=15) 13 (87%) Secondary Refractory response rate: (n=23) 7 (30%) Results (Through January 2018) – (n =38) 20 (53%)

12 Indicates eligibility for a Priority Review Voucher, or PRV, on approval. Naxitamab: Key Takeaways Our Lead Candidate Addresses Significant Unmet Needs in R/R High-Risk NB and has the Potential to Expand its Application to Broader Populations Multiple potential advantages over other GD2 targeting antibody-based therapies, including: Modest toxicity, Shorter infusion time, Ability to be administered in outpatient setting Naxitamab has been granted BTD, RPDD(1), and ODD Study 12-230 and Study 201 to form primary basis of BLA submission BLA submission expected in 2019, US commercialization being planned by Y-mAbs Potential to expand application to the treatment of adults with cancers that express GD2

Omburtamab – B7-H3 Targeting Antibody CNS/LM from NB, DIPG and DSRCT

Pivotal Stage Lead Product Candidate: Omburtamab (Targets B7-H3)

Clinical	Regulatory	Commercial
Study 03-133: 93 treated patients as of Aug. 2017 demonstrated median OS of 47 months vs. historical median OS of ~6 months	Studies 03-133 and 101 to form basis for BLA submission, expected in 2019	No approved or effective treatment regimens for CNS/LM from NB are currently available and goal of treatment is generally palliative
Study 101: Single-arm multi-center Phase 2/3 study using cGMP manufactured omburtamab; expected to treat an initial 18 patients for BLA	Study 101 has also been designed to satisfy FDA confirmatory study and post-marketing requirements – expected to enroll at least 14 more patients in addition to initial 18 patients	Current standard of care has had very limited success, with median OS of ~6 months
Administered to >200 patients; no significant long-term toxicities	Orphan Drug, Breakthrough Therapy and Rare Pediatric Disease Designations [1]	Plan for US commercialization, if approved

(1) Indicates eligibility for a Priority Review Voucher, or PRV, on approval

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Omburtamab: Clinical Overview After induction treatment including all or some of the three treatments (chemotherapy, surgery and radiation) patients will receive radiolabeled omburtamab 15 CNS/LM from NB patients Administration of radiolabeled omburtamab via Ommaya reservoir Omburtamab being delivered in an outpatient setting PET scan of distribution of radiolabeled omburtamab two hours after administration

MSK HC = neuroblastoma patients with CNS/LM treated at MSK prior to 2003. 131I-omburtamab = Patients with CNS/LM treated under Study 03-133. (1) (2) Omburtamab: Clinical Overview 16 Study 03-133: 131I-Omburtamab Improves Survival in CNS/LM from NB Patients These results further demonstrate the lack of an established, effective therapy for patients with CNS/LM from NB that we believe can potentially be addressed by 131I-omburtamab

Omburtamab: Clinical Overview

CNS/LM from NB patients – MSK Historical vs ^{131}I-omburtamab

Treated Patients Receiving Salvage Treatment Showed a Marked Improvement in Survival



^{131}I-omburtamab cRIT + salvage regimen [1]
^{131}I-omburtamab cRIT – but not full salvage regimen
MSK Historical
Percent survival
100
50
0
(n=64)
(n=29)
(n=19)
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
Years after CNS/LM NB

(1) Salvage regimen (Kramer et al. J Neurooncology 97:409, 2012).

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18 Indicates eligibility for a Priority Review Voucher, or PRV, on approval. Omburtamab: Key Takeaways Our Lead Candidate Addresses Significant Unmet Needs and has the Potential to Expand its Application to Broader Populations No approved products for patients with R/R NB who have CNS/LM from NB or, as widely accepted, no effective treatment regimens; goal of treatment is generally palliative Demonstrated median OS of 47 months (including an estimated five-year OS of ~43%), as compared to historical median OS of ~six months and no expected five-year survival Granted BTD, RPDD(1), and ODD Study 03-133 together with Study 101 to form primary basis for BLA submission BLA for treatment of patients with CNS/LM from NB expected to be submitted in 2019. May qualify for a sBLA for DIPG and DSRCT assuming positive pivotal data We believe there is a large market opportunity for the treatment of solid tumors that express B7-H3

177Lu-omburtamab-DTPA: B7-H3 Targeting Antibody Targeting B7-H3 Positive Solid Tumors

Cancer Diagnosis No. of Patients No. Of Injections Neuroblastoma 93 293 Medulloblastoma / PNET 15 29 Ependymoma 9 37 EMTR 2 4 Sarcoma 6 18 Melanoma 4 9 Other(*) 5 22 Total 134 412 * Includes ATRT, choroid plexus cancer, ovarian cancer, retinoblastoma. Omburtamab: Exploring Additional Cancer Indications 20 Study 03-133 - Patient Profile (Jan 2004 – Aug 2017) Update on data from others cancers expected in 2019

^{177}Lu-omburtamab-DTPA Pediatric and Adult Strategy

Pediatric

First indication: **Medulloblastoma**

Prior experience from compartmental treatment with ^{131}I radiolabeled GD2 and B7-H3 antibodies

Dose of 2x 50mCi ^{131}I radiolabeled omburtamab

Adult

First indication: **Basket Trial** of B7-H3 positive CNS/LM tumors

Prior experience from compartmental treatment of adult patients with ^{131}I radiolabeled omburtamab

Dose of 2x 50mCi ^{131}I radiolabeled omburtamab

Clinical Testing

Clinical experience using ^{131}I-omburtamab in 41 patients with tumors such as sarcoma, melanoma and medulloblastoma

Animal toxicity studies of **omburtamab-DTPA** completed on GLP material

cGMP production established

Expect to file an IND for treatment of B7-H3 positive LM from solid tumors in 2019

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Bispecific Antibodies First Two Antibodies Targeting GD2 and CD33 Positive Cancers

Bispecific Antibody Platform

huGD2-BsAb and huCD33-BsAb

huGD2-BsAb – GD2 Positive Solid Tumors – Clinical Phase I/II study ongoing

Potential Advantages Over Other BsAbs	Structure

➢ Improved potency due to bivalency towards GD2, while maintaining functional monovalency towards CD3
➢ Longer serum half-life to improve efficacy and patient convenience
  ➢ Molecular size of 210kD (vs. 55kD size of blinatumomab)
  ➢ Binding to neonatal Fc receptor result in longer serum half-life, thereby reducing the need for continuous infusion
➢ Better safety profile
  ➢ The larger molecule size prevents leakage into the CNS thereby avoiding CNS neurotoxicity;
  ➢ Low affinity for CD3 molecules and functional monovalency towards CD3 reduces risk of significant cytokine release; and
  ➢ Lower immunogenicity as shown by the low immunogenicity profile of naxitamab	

Refractory GD2+ Solid Tumors – Incidence >200,000 per year in the U.S.


Anti-GD2
Anti-GD2
Anti-CD3
Anti-CD3

huCD33-BsAb – Hematological Malignancies Expressing CD33

huCD33-BsAb is a humanized anti-CD33 and anti-CD3 BsAb	Potential IND submission in 2020

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Bispecific GD2 Antibody Candidate 24 Currently in Phase 1/2 Clinical Development Fully humanized IgG-scFV format antibody licensed from MSK Phase 2 endpoints RR Neuroblastoma: overall survival, duration of complete remission RR Osteosarcoma: progress-free survival at four months Overall survival Phase 1 endpoints Maximum tolerated dose, recommended phase 2 dose, PK, HABA, anti-tumor, overall survival 30 patients across two cohorts (RR Neuroblastoma, RR Osteosarcoma) Phase 1/2 clinical trial initiated. Recruiting patients with: Relapsed/refractory neuroblastoma; High grade osteosarcoma; Other GD2(+) solid tumors, where patients have relapsed or refractory disease that is resistant to standard therapy.

Commercial Summary

Commercial Production 26 cGMP Production for: Naxitamab Omburtamab Drug Substance - Up and Downstream manufacturing: Groningen, NL Drug Product - Fill and Finish: Greenville North Carolina, US Drug Substance - Up and Downstream manufacturing: Martillac, France Drug Product - Fill and Finish: Ferentino, Italy

Commercials Resourcing US 27 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 COO – Q2 2018 New FTEs – In Place (2) Marketing Marketing Dir / Sr. Dir Market Access Sr. Director, Market Access 2019 Potential Staffing (7) Marketing Assoc Dir / Director Sr. Manager Market Access Account Directors (3) Commercial Analytics Comm Analytics Director Commercial Ops Project Manager Additional Staff (TBD) Sales Sales Representatives # TBD Q2 2020 Q3 2020

Financial Summary

Strong Financial Position with Blue Chip Investors 29 $163.3 million of cash and cash equivalents as of September 30, 2018 Y-mAbs Has Completed a Series of Successful Financing Rounds, with $230 million Raised to Date Key Investors Include 2015/2016 $25 million 2017 $95 million 2018 $110 million $230mm Raised to Date $110 million Initial Public Offering completed September 21, 2018

30 Investment Highlights Two pivotal-stage candidates - naxitamab and omburtamab - with Breakthrough Therapy Designation Late-stage, de-risked programs: 2 potential BLA submissions in 2019 - Plan for US commercialization, if approved Potential to expand into other indications – studies ongoing First Differentiated BsAb product candidate in Phase I/II Worldwide rights to our current product candidates

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